UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 2, 2020

Superconductor Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15511 W. State Hwy 71, Suite 110-105, Austin, TX 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 650-7775

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 2, 2020, Superconductor Technologies Inc. (the “Company” or “our”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Presented below are the voting results for the proposals submitted to our stockholders at the Annual Meeting, which are further described in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on August 10, 2020, the relevant portions of which are incorporated herein by reference.

At of the close of business on August 7, 2020, the record date for the Annual Meeting, a total of 31,517,833 shares of our common stock were outstanding and entitled to vote at our Annual Meeting. The number of shares present or represented by valid proxy at the Annual Meeting was 18,121,849 shares or 57.5% of our common stock entitled to vote. Therefore, a quorum was present for the purposes of the Annual Meeting.

Proposal 1	Election of Class 1 Director The stockholders elected Jeffrey a. Quiram as a Class 1 director to serve until the annual meeting of stockholders in 2023 with the following vote:

Nominee	Votes For	Votes Withheld
Jeffrey A. Quiram	7,704,744	291,544

Proposal 2

Appointment of Marcum LLP as Independent Registered Public Accounting Firm

The appointment of Marcum LLP as our independent registered public accounting firm for 2020 was ratified with the following vote:

For	Against	Abstain	Broker Non-votes
16,889,569	772,364	459,916	—

Proposal 4

Approval of any adjournments of our Annual Meeting

The stockholders approved any adjournments of our annual meeting for the purpose of soliciting additional proxies in favor of the reverse stock split :

For	Against	Abstain	Broker Non-votes
12,274,850	5,551,344	295,655	—

Proposal 3

Approval to effect a reverse stock split

At the time of the Annual Meeting, there were insufficient votes to pass proposal 3 to authorize the Reverse Stock Split. On the basis of the passage of proposal 4, approving any adjournment of the Annual Meeting to solicit additional votes for proposal 3, the Annual Meeting was adjourned to 9:00 a.m. Central Daylight Time on September 3, 2020 at the Hill Country Galleria, Bee Cave, Texas 78738 to allow additional time for stockholders to submit their votes on proposal 3. At such adjournment, there were still insufficient votes to pass proposal 3, and therefore, on the basis of the passage of proposal 4, the meeting was adjourned again and will reconvene at 9:00 a.m. Central Daylight Time on September 8, 2020 at the Hill Country Galleria, Bee Cave, Texas 78738. During the period of adjournment, the Company will continue to accept stockholder votes on proposal 3.

Item 8.01	Other Events.

The information set forth in the last paragraph of Item 5.07 regarding the adjourned Annual Meeting is incorporated by reference into this item. At the reconvened Annual Meeting on September 8, 2020 (the “Reconvened Meeting”), stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the definitive proxy statement the Company initially filed with the Securities and Exchange Commission for the Annual Meeting and provided to stockholders. Valid proxies submitted prior to the Reconvened Meeting will continue to be valid for the upcoming Reconvened Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc.

Date: September 3, 2020	By:	/s/ William Buchanan
William Buchanan
Chief Financial Officer

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